UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): March 15, 2018

CATERPILLAR FINANCIAL SERVICES CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (STATE OR OTHER JURISDICTION OF INCORPORATION)	001-11241 (COMMISSION FILE NUMBER)	37-1105865 (IRS EMPLOYER IDENTIFICATION NUMBER)

2120 West End Avenue, Nashville, Tennessee 37203-0001 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
Registrant’s telephone number, including area code: (615) 341-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.
Exhibits are filed herewith in connection with the issuance on March 15, 2018 by Caterpillar Financial Services Corporation (the “Company”) of (a) (i) $450,000,000 aggregate principal amount of its Medium-Term Notes, Series I, Floating Rate Notes due 2021 (the “Floating Rate Notes”) and (ii) $450,000,000 aggregate principal amount of its Medium-Term Notes, Series I, 2.900% Notes due 2021 (the “2021 Notes”) pursuant to the Company’s previously filed Registration Statement on Form S-3 (Registration No. 333-217029) (the “Registration Statement”) and the related Prospectus dated March 30, 2017 (the “Base Prospectus”), Prospectus Supplement dated March 30, 2017 and Pricing Supplements, each dated March 12, 2018, relating to the Floating Rate Notes and the 2021 Notes, respectively, and (b) $250,000,000 aggregate principal amount of its Medium-Term Notes, Series H, 3.250% Notes due 2024 (the “2024 Notes” and, together with the Floating Rate Notes and the 2021 Notes, the “Notes”), pursuant to the Registration Statement, the Base Prospectus, the Prospectus Supplement dated May 8, 2017 and the Pricing Supplement dated March 12, 2018, relating to the 2024 Notes.
The 2024 Notes will constitute a further issuance of, and will be consolidated with, the $250,000,000 aggregate principal amount of Medium-Term Notes, Series H, 3.250% Notes Due 2024 issued by the Company on December 1, 2014 and the $125,000,000 aggregate principal amount of Medium-Term Notes, Series H, 3.250% Notes Due 2024 issued by the Company on March 5, 2015. Upon completion of the offering of the Notes, the aggregate principal amount outstanding of Medium-Term Notes, Series H, 3.250% Notes Due 2024 will be $625,000,000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion of Sidley Austin LLP, as to the legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Caterpillar Financial Services Corporation

By:	/s/ Leslie S. Zmugg

Name: Leslie S. Zmugg Title: Secretary

Date: March 15, 2018

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